EXHIBIT 10.5
[***] DENOTES CONFIDENTIAL MATERIALS OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
Offtake Agreement
by and between
Alon Refining Krotz Springs, Inc.
and
Valero Marketing and Supply Company
dated
July 3, 2008

OFFTAKE AGREEMENT
          THIS OFFTAKE AGREEMENT (this “Agreement”) is entered into on July 3, 2008 to be effective as of July 1, 2008 (the “Effective Date”), by and between ALON REFINING KROTZ SPRINGS, INC., a Delaware corporation (“Seller”), and VALERO MARKETING AND SUPPLY COMPANY, a Delaware corporation (“VMSC”, and sometimes “Buyer”).
WITNESSETH
     WHEREAS, Seller and Valero Refining and Marketing Company, a Delaware corporation (“VRMC”), have entered into a Stock Purchase Agreement, dated as of May 7, 2008 (the “SPA”), pursuant to which VRMC will sell and transfer, and Seller will purchase and take title to and delivery of the Shares (as defined in the SPA).
     WHEREAS, Seller and VMSC (collectively, the “Parties”, and each individually a “Party”) are desirous of entering into an agreement whereby Seller will sell and VMSC will purchase a quantity of Products (as defined below); and
     WHEREAS, Seller desires to sell to VMSC and VMSC desires to purchase from Seller the Products pursuant to the terms and conditions of this Agreement;
     WHEREAS, Seller and VMSC acknowledge and agree that VMSC will resell certain of the Products to VMSC customers at the Refinery Truck Rack;
     NOW THEREFORE, in consideration of the premises, the terms and conditions hereinafter set forth and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:
1 DEFINED TERMS
     As used in this Agreement, the following terms shall have the following meanings: “Affiliate” has the same meaning as that term is defined in the SPA.
     “Applicable Law” shall mean any applicable statute, law, regulation, ordinance, rule, judgment, rule of law, order, decree (including, without limitation, any consent decree), permit, approval, license, requirement, or other governmental restriction or any similar form of decision of, or any provision or condition of any permit, license or other operating authorization issued under any of the foregoing by, or any determination by any Governmental Authority having or asserting jurisdiction over the matter or matters in question, whether now or hereafter in effect and in each case as amended (including without limitation, all of the terms and provisions of the common law of such Governmental Authority), as interpreted and enforced at the time in question.
     “Argus” means the various daily reports published by Argus Media including the U.S. Products Report.

     “BPD” means Barrels per Day.
     “Business Day” has the same meaning as that term is defined in the SPA.
     “CMAI” means Chemical Market Associates, Inc.
     “Contract Year” means a period of 365 days (or 366 days in case the period includes a February 29) beginning on the Effective Date, and ending on each subsequent anniversary thereof during the effectiveness of this Agreement.
     “cpg” means United States cents per Gallon.
     “Day” means each period of twenty-four consecutive hours, beginning and ending at 12:00 am (midnight), Central Time.
     “Gallon” means one standard United States gallon at 60 degrees Fahrenheit.
     “Governmental Authority” means any federal, state, local, foreign government, any provincial, departmental or other political subdivision thereof, or any entity, body or authority exercising executive, legislative, judicial, regulatory, administrative or other governmental functions or any court, department, commission, board, bureau, agency, instrumentality or administrative body of any of the foregoing.
     “OPIS” means Oil Price Information Service.
     “Platt’s” means Platt’s Oilgram Price Report.
     “Refinery” means the petroleum refinery of Seller located in Krotz Springs, St. Landry Parish, Louisiana.
     “Term” has the meaning set forth in Section 3.
     Any other capitalized terms in this Agreement not otherwise defined above shall have the meaning as defined herein.
2 PURCHASE AND SALE
     2.1 Products. Seller will sell and deliver to VMSC, and VMSC will purchase and receive from Seller, the products (the “Products”, and each individually a “Product”) set forth on Schedule 2.1 and Schedule 2.2 attached hereto and incorporated by reference and such other products as may be mutually agreed from time to time by the Parties.
     2.2 Specifications. The specifications for the Products are as set forth in Schedule 2.1 and Schedule 2.2.
     2.3 Volumes. Subject to Schedule 2.1 and Schedule 2.2, the applicable volumes of the Products to be purchased and sold hereunder shall be equal to 100% of the Refinery’s production of the Products.

     2.4 Liftings. Products will be delivered and lifted ratably throughout the applicable month based upon the applicable Final Offtake Nomination (as defined in Section 2.6) and Final Forecast (as defined in Section 2.7).
     2.5 Delivery Points. Product will be delivered to the requested delivery points (each individually, a “Delivery Point” and collectively, the “Delivery Points”) identified on Schedule 2.1 and Schedule 2.2. In the event Seller is unable to load or deliver any Products at the specific Delivery Points designated by VMSC, Seller shall provide VMSC prompt notice thereof. Deliveries shall be as specified in Schedule 2.1 and Schedule 2.2.
     2.6 Nominations. Upon the Effective Date of this Agreement and on each anniversary thereafter, VMSC shall provide Seller with a good faith non-binding forecast of its monthly requirements (the “Initial Offtake Nomination”) for each of the Products listed on Schedule 2.2 (stating volumes and gasoline grade splits) for the following Contract Year. The estimates set out in Schedule 2.6 hereto shall be VMSC’s annual estimates for the first Contract Year. On or before the twentieth Day of each calendar month, VMSC shall provide Seller with monthly nominations by week for each Product for the following month stating volumes, gasoline grade splits and Delivery Points (the “Final Offtake Nomination”); provided, however that the Final Offtake Nomination for each month shall not vary by more than plus or minus twenty percent (20%) in the aggregate from the Initial Offtake Nomination for such month and the aggregate volume of each Product identified in all monthly nominations for months within any Contract Year shall not vary by more than twenty percent (20%) from the aggregate volumes thereof to be purchased and sold hereunder during the applicable Contract Year (or, with respect to any portion of a Contract Year, the ratable portion thereof for which monthly nominations shall have been made). Seller agrees to deliver the Products and VMSC agrees to lift the Products in accordance with the Final Offtake Nomination for each month in which deliveries are scheduled unless mutually agreeable changes are made.
     2.7 Scheduling. Upon the Effective Date of this Agreement and on the 15th day of each month, Seller shall provide VMSC with a good faith non-binding forecast of its monthly production (the “Forecast”) for each of the Products (stating volumes and grades, as applicable) listed on Schedule 2.1, to the extent VMSC is required to purchase the same volume, for the following month on a weekly basis and for any subsequent months on a monthly basis. The estimates set out in Schedule 2.7 hereto shall be Seller’s Forecast for the three month period ending on September 30, 2008. On or before the twentieth Day of each calendar month, VMSC shall provide Seller with monthly nominations by week for each Product for the following month stating volumes, gasoline grade splits, if applicable, and Delivery Points (the “Transitional Offtake Nomination”). Based upon the Transitional Offtake Nomination, the Parties will develop a delivery schedule for each of the Products (each a “Schedule”). The Schedules will be updated in good faith by the parties as appropriate.
     2.8 Planned Maintenance. In each month during the Term, Seller will provide VMSC with a twelve (12) month rolling forecast of scheduled downtime of the Refinery and Product availability to the nearest Day (“Maintenance Outage Days”). Schedule 2.8 sets forth Seller’s known Maintenance Outage Days as of the Effective Date.

     2.9 Remedies. The Parties acknowledge that the remedies available to them at law or in equity for a breach of delivery or receipt may include “cover” and “resale” damages subject to and in accordance with the applicable provisions of the Uniform Commercial Code as adopted by the State of Texas.
     2.10 Retained Offtake Products. The Parties acknowledge the Retained Offtake Products, as such term is defined in the Feedstock and Product Inventory Sales Agreement attached to the SPA as Exhibit D, shall be treated by the Parties for purposes of this Agreement in accordance with Section 5 of the Feedstock and Product Inventory Sales Agreement.
     2.11 Sale of Products by VMSC. Certain Products to be purchased by VMSC hereunder are not produced at the Refinery. As such, the Parties have agreed that Seller will purchase from VMSC and VMSC will sell and deliver to Seller such Products, pursuant to the terms and conditions of the Sales Contract attached hereto as Exhibit B.
3 TERM
     The “Term” of this Agreement shall be from the Effective Date through the earlier of the date that all of the purchase and sale obligations for all Products set forth in Schedule 2.1 and Schedule 2.2 end or the termination of this agreement pursuant to Section 6.1. For avoidance of doubt, Schedule 2.1 and Schedule 2.2 contain specific terms for the purchase and sale obligations for each Product, and the termination of such obligation as to one Product, pursuant to such terms, shall not impact the obligations as to the other Products or this Agreement.
4 PRICING/INVOICES/PAYMENT TERMS
     4.1 Pricing. The prices for the Products are as set forth on Schedule 2.1 and Schedule 2.2. Prices shall be rounded to six (6) decimal places. For any Product having a contract term exceeding one (1) year, the Parties shall meet anytime after the expiration of six (6) months from the Effective Date to reexamine the price for such Product. If the Parties determine that the pricing formula set forth herein results in a price which is materially different than the then prevailing “market price” for such Product at one or more applicable Delivery Points, the Parties shall mutually agree on a new price for any such Product at any such Delivery Point, as appropriate. If the Parties cannot agree on a new pricing formula or if the Parties cannot agree that the pricing formula set forth herein results in a material difference when compared to the then prevailing “market price” for such Product at one or more applicable Delivery Points, then the Parties shall hire a mutually acceptable independent third party to determine the materiality of the difference and/or a prevailing market price formula based upon the factors set forth above. The Parties shall share equally the costs of the independent third party.
     4.2 Replacement Publications. In the event that the publisher of any price set forth on the schedules hereto ceases operation and/or publication of the relevant price or materially alters the method for calculating a price, the Parties agree to meet within ten (10) days to agree to a replacement publication for use hereunder. In addition, VMSC reserves the right to change from Argus to Platt’s or another pricing index prior to execution.

     4.3 Invoice Address. Until such times that the Parties use electronic data interchange (“EDI”), all invoices shall be transmitted to the following address:
Gasoline and Finished Distillate
Valero Marketing and Supply Company
One Valero Way
Mail Station F3R-118B
San Antonio, Texas 78249
Attention: Bulk Finished Product Accounting – Tina Richey
Telephone: (210) 345-2265
Facsimile: (210) 444-8512
Ammonium Thiosulfate and NGLs (BBs, PC4, Butane, PPs)
Valero Marketing and Supply Company
One Valero Way
Mail Station F3R-118C
San Antonio, Texas 78249
Attention: Specialty Product & Asphalt Accounting – Carrie Tate
Telephone: (210) 345-2051
Facsimile: (210) 444-8525
Intermediates (LCO, HSD Blendstock)
Valero Marketing and Supply Company
One Valero Way
Mail Station F3T-152C
San Antonio, Texas 78249
Attention: Domestic Crude & Other Feedstock Accounting – Felix Sekula
Telephone: (210) 345-4399
Facsimile: (210) 444-8513
Heavy Products
Valero Marketing and Supply Company
One Valero Way
Mail Station F3T-159A
San Antonio, Texas 78249
Attention: Foreign Crude & Secondary Accounting – Mike Zerda
Telephone: (210) 345-5818
Facsimile: (210) 370-4719
     4.4 Invoices. Seller shall submit an invoice, together with such information as the Parties mutually agree is necessary to substantiate the invoice (collectively, the “Invoice”), to

VMSC for all Products delivered to VMSC within two (2) Business Days after delivery or lifting and VMSC agrees to pay Seller within two (2) Business Days of receipt of any such Invoice.
Each Invoice shall show the quantity, Product type and grade of Products nominated by VMSC and delivered by the Seller at each relevant Delivery Point together with the prices applicable for these Products and quantities. Seller shall deliver each Invoice to VMSC via facsimile or electronic transmission, unless otherwise agreed by the Parties. The Parties agree to work together in good faith to arrange for each Invoice to be sent via EDI as soon as reasonably practicable after entering into this Agreement.
5 MEASUREMENTS
     Quantity of Product delivered shall be determined pursuant to the methods set forth in the General Terms and Conditions on a temperature adjusted (net) Gallon based on 60° Fahrenheit.
6 TERMINATION
     6.1 Termination. This Agreement may be terminated:
A.	By either Party if the other Party declares an event of force majeure (as set forth in paragraph 9 of the General Terms and Conditions, attached hereto as Exhibit A) that occurs and continues for a period in excess of sixty (60) consecutive Days; or

B.	By either Party if the other Party materially defaults in the observance or in the due and timely performance of any of the material covenants of such Party contained herein, and such default (other than payment default) shall continue un-remedied fifteen (15) Business Days after the defaulting Party’s receipt of written notice of default (or, in the event such default cannot be remedied within fifteen (15) Business Days, the defaulting Party has not commenced remedying such default within fifteen (15) Business Days).

C.	By either Party in the event the other Party, (a) makes an assignment or any general arrangement for the benefit of creditors, (b) files a petition or otherwise commences, authorizes, or acquiesces in the commencing of a proceeding or cause under any bankruptcy or similar law for the protection of creditors or have such petition filed or proceeding commenced against it, (c) otherwise becomes bankrupt or insolvent (however evidenced), or (d) has a receiver, provisional liquidator, conservator, custodian trustee or other similar official appointed with respect to it or substantially all of its assets.

D.	By either Party in accordance with paragraph 6 of the General Terms and Conditions attached hereto as Exhibit A.
     Written notice of termination shall be given by the terminating Party to the other Party.

7 RAILCARS
Subject to and in accordance with Section 7.13 of the SPA (as applicable), during the Transition Term of this Agreement, VMSC will maintain the railcars it leases in connection with the transportation of Propane/Propylene from the Refinery (the “Propylene Railcars”) in accordance with the terms of such leases. At the end of the Transition Term of the Agreement VMSC will assign (subject to any applicable restrictions or limitation applicable to such assignment and provided that VMSC shall exercise its commercially reasonable efforts to overcome any such restrictions or limitations) and Seller will accept the assignment of the Propylene Railcars to Seller. If the lease of any Propylene Railcar expires during the Transition Term of the Agreement, VMSC will use commercially reasonable efforts to renew the lease of such Propylene Railcar consistent with VMSC’s past practices; provided, however, that VMSC will seek Seller’s input regarding the terms of any such renewal and will try to incorporate the same into the renewal to the extent commercially reasonable; provided further, that VMSC shall have the right to renew the lease on any such Propylene Railcars on such terms that it deems commercially reasonable; and provided, further, that VMSC shall have no liability whatsoever to Seller or any of its Affiliates if VMSC is unable to renew the lease of a Propylene Railcar or if it is unable to find and lease a replacement railcar using commercially reasonable efforts.
8 MISCELLANEOUS
     8.1 Exhibits. The exhibits attached hereto, including without limitation the General Terms and Conditions as Exhibit A and incorporated herein by this reference, are made a part of this Agreement. In the event of conflict between the provisions of the main body of this Agreement and any of the exhibits hereto, the provisions of the main body of this Agreement shall prevail.
     8.2 Notices. Any and all notices herein prescribed shall be in writing and transmitted by personal delivery, by U.S. Postal Service as overnight or certified mail, by a nationally recognized delivery service for same Day or overnight delivery or by facsimile to the respective parties as follow:
Valero Marketing and Supply Company
Attn: Vice President — Product Supply
One Valero Way
San Antonio, TX 78249
Telephone No.: (210) 345-3599
Fax No.: (210) 345-2413
Alon Refining Krotz Springs, Inc.
c/o Alon USA Energy, Inc.
7616 LBJ Freeway, Suite 300
Dallas, Texas 75251
Attention: General Counsel
Telephone: (972) 367-3702
Facsimile: (972) 367-3724

          Receipt of all notices shall be determined by date/time stamp on received, confirmed fax or receipt date on any other form of delivery.
     8.3 Relationship of the Parties. It is not the purpose or intention of this Agreement to create (and it should not be construed as creating) a joint venture, partnership or any type of association, and the Parties are not authorized to act as an agent or principal for each other with respect to any matter related hereto.
     8.4 Amendment. This Agreement may be amended only by an instrument in writing executed by the Parties hereto.
     8.5 Successors Bound; No Third-Party Beneficiaries. Subject to the provisions of paragraph 15 of Exhibit A hereof, this Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to or shall confer upon any other person or entity any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.
     8.6 Entire Agreement. This Agreement, the exhibits and the documents specifically referred to herein and any defined term of the SPA incorporated herein by reference constitute the entire agreement, understanding, representations and warranties of the Parties hereto with respect to the subject matter hereof.
     8.7 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.
[Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the Parties have duly executed this Agreement effective as of the date first specified above.

VALERO MARKETING AND SUPPLY COMPANY

By:	/s/ S. Eugene Edwards

Name: S. Eugene Edwards
Title: Executive Vice President

ALON REFINING KROTZ SPRINGS, INC.

By:	/s/ Harlin R. Dean

Name: Harlin R. Dean
Title: Vice President
[Signature Page to Offtake Agreement]

Schedule 2.1
Products: As set forth in the table below. In addition, Premium Conventional and ULSD are not produced at the Refinery and are included below to satisfy VMSC rack demand requirements, such Products to be supplied to Seller by VMSC pursuant to the Sales Contract attached hereto as Exhibit B.

Product	Grades	Specifications

RUL	RUL 87(R+M)/2 or RUL 84(R+M)/2	Colonial Pipeline

PUL		Colonial Pipeline

RUL Ultra Low Sulfur		Colonial Pipeline

ULSD		Colonial Pipeline

Jet Fuel	54 Grade	Colonial Pipeline

Light Cycle Oil (LCO)		Gravity – greater than 16 Flash – greater than 140°F Distillation – EP less than 700°F Sulfur – 1.5% max Nitrogen Blanketed

High Sulfur No. 2 Oil Blendstock (SRD)	88 grade	Colonial Pipeline Bromine No. = 3 max

Butane/Butylene		Typical Refinery production

Poly C4		Typical Refinery production

Normal Butane		Typical Refinery production

LPG Mix		Typical Refinery production

Propane/Propylene		Typical Refinery production

High Sulfur Slurry		Typical Refinery production

Low Sulfur Atmospheric Tower Bottoms		Typical Refinery production

Ammonium Thiosulfate		Sulfur, Wt.% — 25.5 Min 26.2 Max Nitrogen, Wt.% — 11.5 Min 12.2 Max pH — 6.8 Min 7.2 Max

*	Specifications shall be consistent with local Delivery Point requirements (including, without limitation RVP) at the time of delivery.

Schedule 2.1 - 1

Purchase and Sale obligations for the preceding Products shall be for a term of three (3) calendar months (the “Transitional Term”). Either Party may terminate the purchase and sale obligations contained in this Schedule 2.1 by providing the other with at least thirty (30) Days’ prior written notice.
Price: Prices for all products other than RUL, PUL and ULSD where the Delivery Point for such Products as reflected below is at the flange before the meter at the Truck Rack (“Rack System Products”), will be equal to the three day average price for such Product, determined by reference to the value derived from the pricing formula set forth below for such Product on the day of delivery or lifting and for one Business Day prior to and one Business Day after the date of delivery or lifting. If the transfer is Saturday, then the effective price for Thursday, Friday, and Monday shall be used.  If the transfer is Sunday, then the effective price for Friday, Monday, and Tuesday shall be used so as to always use three separate quotations. If a holiday should occur on the day of delivery or lifting, and such holiday occurs on a Tuesday, Wednesday, Thursday, or Friday, then the effective price for the two Business Days prior to and one Business Day after the holiday shall be used. If a holiday should occur on the day of delivery or lifting, and such holiday occurs on a Monday, then the effective price for the one Business Day prior to and two Business Days after the holiday shall be used. Prices for the Rack System Products will be equal to value derived from the pricing formula set forth below for such Rack System Product on the day of lifting at the Truck Rack. If the lifting is Saturday, then the effective price shall be Friday.  If the lifting is Sunday, then the effective price shall be calculated for Monday. If a holiday should occur on the day of lifting, and such holiday occurs on a Tuesday, Wednesday, Thursday, or Friday, then the effective price shall be calculated on the Business Day prior to the holiday. If a holiday should occur on the day of lifting, and such holiday occurs on a Monday, then the effective price shall be calculated for the Business Day following the holiday.

Product	Pricing Basis and Formulation

RUL	[***]

PUL	[***]

ULSD	[***]

RUL Ultra Low Sulfur	[***]

Jet Fuel	[***]

Light Cycle Oil (LCO)	[***]

High Sulfur No. 2 Oil Blendstock (SRD)	[***]

Schedule 2.1 - 2

Product	Pricing Basis and Formulation

Butane/Butylene	[***]

Poly C4	[***]

Normal Butane	[***]

LPG Mix	[***]

Propane/Propylene	[***]

High Sulfur Slurry	[***]

Low Sulfur Atmospheric Tower Bottoms	[***]

Ammonium Thiosulfate	[***]
Delivery:

Product	Delivery Terms	Delivery Points

RUL	FOB Refinery (Dock); FCA Refinery (Rack & Pipeline)	At the flange before the meter at the Refinery Truck Rack and/or Refinery Dock and/or Colonial Pipeline

PUL	FCA Refinery	At the flange before the meter at the Refinery Truck Rack

RUL Ultra Low Sulfur	FCA Refinery	Colonial Pipeline

ULSD	FCA Refinery	At the flange before the meter at the Refinery Truck Rack

Jet Fuel	FOB Refinery (Dock); FCA Refinery (Pipeline)	Refinery Dock and/or Colonial Pipeline

Light Cycle Oil (LCO)	FOB Refinery	Refinery Dock

High Sulfur No. 2 Oil Blendstock (SRD)	FOB Refinery (Dock); FCA Refinery (Pipeline)	Refinery Dock and/or Colonial Pipeline

Butane/Butylene	FCA Refinery	Refinery Truck Rack

Poly C4	FCA Refinery	Refinery Truck Rack

Schedule 2.1 - 3

Product	Delivery Terms	Delivery Points

Normal Butane	FCA Refinery	Refinery Truck Rack

LPG Mix	FCA Refinery	Promix Pipeline

Propane/Propylene	FCA Refinery	Into Railcars and/or Trucks at the Refinery

High Sulfur Slurry	FOB Refinery	Refinery Dock

Low Sulfur Atmospheric Tower Bottoms	FOB Refinery	Refinery Dock

Ammonium Thiosulfate	FOB Refinery (Dock); FCA Refinery (Rack)	Refinery Truck Rack and/or Refinery Dock

Schedule 2.1 - 4

Schedule 2.2
Products: Regular Unleaded Gasoline (“RUL”), Premium Unleaded Gasoline (“PUL”), Light Cycle Oil (“LCO”) and Straight Run Diesel (“SRD”).

Volume Per
Contract
Year – BPD
Product	Grade	Specification	(+/- 20%)
RUL and PUL (Rack)	RUL 87(R+M)/2 and PUL 93(R+M)/2	ASTM*	[***]
RUL (Dock)	RUL 87(R+M)/2	ASTM*	[***]
LCO	N/A	Gravity – greater than 16 Flash – greater than 140°F Distillation – EP less than 700°F Sulfur – 1.5% max Nitrogen Blanketed	[***]
SRD	88 grade	Colonial Pipeline Bromine No. = 3 max	[***]

*	Specifications shall be consistent with local Delivery Point requirements for rack and dock deliveries (including, without limitation RVP) and Colonial Pipeline for pipeline deliveries at the time of delivery.
Grade: For purposes of this Schedule 2.2, should Seller decide to provide Ethanol blended gasoline or to produce RUL 84(R+M)/2 during the contract period, Seller shall provide Buyer with at least sixty (60) Days’ prior written notice of such plans. The Parties shall work in good faith to determine volume proportions or percentages of such grade of product that will be included in the contract volumes stated above and, for clarification, are not incremental or additional to such volumes.
Purchase and Sale obligations for the preceding Products shall commence upon the termination of the Transitional Term and will be for the initial term as set forth below (the “Offtake Term”), and thereafter the obligation shall continue on a month-to-month evergreen basis, unless and until terminated. Either Party may terminate the purchase and sale obligations contained in this Schedule 2.2 at the end of the Offtake Term or at the end of an extension term by providing the other with at least thirty (30) Days’ prior written notice.

Product	Offtake Term
RUL and PUL (Rack)	1 year
RUL (Dock)	1 year
LCO	5 years
Straight-Run Diesel	5 years

Schedule 2.2 - 1

Price: Prices for all products will be equal to the three day average price for such Product, determined by reference to the value derived from the pricing formula set forth below for such Product on the day of delivery or lifting and for one Business Day prior to and one Business Day after the date of delivery or lifting. If the transfer is Saturday, then the effective price for Thursday, Friday, and Monday shall be used.  If the transfer is Sunday, then the effective price for Friday, Monday, and Tuesday shall be used so as to always use three separate quotations. If a holiday should occur on the day of delivery or lifting, and such holiday occurs on a Tuesday, Wednesday, Thursday, or Friday, then the effective price for the two Business Days prior to and one Business Day after the holiday shall be used. If a holiday should occur on the day of delivery or lifting, and such holiday occurs on a Monday, then the effective price for the one Business Day prior to and two Business Days after the holiday shall be used.

Product	Delivery Terms	Delivery Point	Pricing Basis and Formulation
RUL and PUL	FCA Refinery	Refinery Truck Rack	[***]
RUL	FOB Refinery	Refinery Dock	[***]
RUL	FCA Refinery	Colonial Pipeline	[***]
LCO	FOB Refinery	Refinery Dock	[***]
SRD	FOB Refinery (Dock); FCA Refinery (Pipeline)	Refinery Dock or Colonial Pipeline	[***]
Delivery: For dock delivery, included with the Final Offtake Nomination VMSC is to provide Seller all necessary shipping instructions, including without limitation, the identity and quantity of the Product and the tentative arrival date(s) (“Arrival Notice”). Upon receipt of VMSC’s shipping instructions, Seller will advise VMSC as to the specific dock for delivery. If Seller will not be able to deliver VMSC’s product on the communicated arrival date, Seller will advise as to the earliest time when VMSC’s product may be delivered over the dock. VMSC will use commercially reasonable efforts to ensure that confirmation of the arrival date and time of a vessel will be communicated to Seller by VMSC’s carrier at intervals of at least 24 and 12 hours in advance of the anticipated date and time of arrival of the vessel. Such communication may be effected by telephone, e-mail or facsimile.
The following represents Buyer’s non-binding estimation of the ratable loading schedule for those products to be delivered via the Refinery docks and are included in the volumes set forth on Schedule 2.6.

Schedule 2.2 - 2

     [***] BPD RUL
•	[***] barrel vessel arriving approximately every [***] days
     [***] BPD LCO
•	[***] barrel vessel arriving approximately every [***] days
     [***] BPD SRD
•	[***] barrel vessel day 1 and every [***] days thereafter

•	[***] barrel vessel day 3 and every [***] days thereafter

•	[***] barrel vessel day 6 and every [***] days thereafter
Seller agrees to exercise reasonable diligence to provide a safe berth at its owned facilities to which vessels may proceed, at which they may lie, at which they may discharge, and from which they may depart always safely afloat at all stages of the tide. Seller also agrees to provide free and maintain in good working order, all of Seller’s facilities (including hoses, pipelines, and tankage, as well as labor and supervision) necessary on shore for loading.

Schedule 2.2 - 3

Schedule 2.6
Buyer’s Good Faith Forecast for Product Demand

Product	Bbls/day	Jul	Aug	Sep	Oct	Nov	Dec	Jan	Feb	Mar	Apr	May	Jun
RUL	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PUL	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
LCO	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
SRD	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Schedule 2.6 - 1

Schedule 2.7
Seller’s Good Faith Forecast for Product Production
(Barrels Per Day)

Product	Jul	Aug	Sep
RUL	[***]	[***]	[***]
RUL Ultra Low Sulfur	[***]	[***]	[***]
Jet Fuel	[***]	[***]	[***]
Light Cycle Oil (LCO)	[***]	[***]	[***]
High Sulfur No. 2 Oil Blendstock (SRD)	[***]	[***]	[***]
Butane/Butylene	[***]	[***]	[***]
Poly C4	[***]	[***]	[***]
Normal Butane	[***]	[***]	[***]
LPG Mix	[***]	[***]	[***]
Propane/Propylene	[***]	[***]	[***]
High Sulfur Slurry	[***]	[***]	[***]
Low Sulfur Atmospheric Tower Bottoms	[***]	[***]	[***]
Ammonium Thiosulfate	[***]	[***]	[***]

Schedule 2.7 - 1

Schedule 2.8
Maintenance Outage Days

Month/Year	Planned Maintenance Outages	Effects on Product Availability
July 2008	n/a	n/a
August 2008	n/a	n/a
September 2008	n/a	n/a
October 2008	n/a	n/a
November 2008	n/a	n/a
December 2008	n/a	n/a
January 2009	n/a	n/a
February 2009	Reformer (10-day outage) LRU (10-day outage) Isom Unit (17-day outage) Exact days are TBD	No effect on Product availability provided that naptha can be exported from the refinery
March 2009	n/a	n/a
April 2009	n/a	n/a
May 2009	n/a	n/a
June 2009	n/a	n/a

Schedule 2.8 - 1

EXHIBIT A
GENERAL TERMS AND CONDITIONS
     1. Definitions: Capitalized terms that are used herein and otherwise not defined shall have the meanings set forth in the main body of the Agreement (the “Main Document”). The following additional terms used in these General Terms and Conditions (these “General Conditions”) shall have the following meanings:
          “API” shall mean the American Petroleum Institute.
          “API/ASTM Standard” shall mean the API and ASTM standard references as such are in effect as of the date hereof. In the event such standards are revised or modified during the Term of this Agreement, the revised or modified standards shall apply if legally required, and if not, after such revisions or modifications have been evaluated and accepted by the Parties.
          “ASTM” shall mean the American Society for Testing and Materials.
          “CPT” shall mean Carriage Paid To as described in Incoterms.
          “FCA” shall mean Free Carrier as described in Incoterms.
          “FOB” shall mean Free On Board as described in Incoterms.
          “Incoterms” shall mean the 2000 edition of the trade terms published by the International Chamber of Commerce which shall apply to this Agreement to the extent that they do not conflict with the provisions of this Agreement.
          “LIBOR” shall mean, as of any date of determination, the one-month London Interbank Offered Rate for U.S. dollars, determined at 11:00 a.m. London time, on the first Day of the calendar month in which the date of determination occurs (or, if the first Day of such calendar month is not a London Banking Day, the immediately preceding London Banking Day) offered by the National Westminster Bank or any successor thereto. For purposes of this definition, a “London Banking Day” is a Day on which dealings in deposits in U.S. dollars are transacted on the London interbank market.
     2. Payment and Credit Terms: Payment and credit shall be made without discount, deduction, withholding, set-off or counterclaim in United States dollars by wire transfer of immediately available funds on or before the payment due date, as set forth in the Main Document, to the bank and account designated by Seller, against presentation to Buyer by Seller of a written invoice therefor together with other documents expressly specified for presentation for payment in the Main Document.
          Seller shall have the right to assess finance charges at the LIBOR rate as reported in “The Wall Street Journal” for any month in which a balance is past due hereunder plus two percentage (2%) points against all past due amounts and all accrued but unpaid finance charges,

Exhibit A - 1

but not to exceed the maximum finance charges permitted by law. Buyer shall pay all Seller’s costs (including attorneys’ fees and court costs) of collecting past due payments.
          When the payment due date falls on a Saturday or on a weekday, other than Monday, which is not a banking Day in New York then any such payment shall be made on the nearest preceding New York banking Day. When the payment due date falls on a Sunday or a Monday which is not a banking Day in New York such payment shall be made on the next following banking Day.
     3. Title and Risk of Loss: Title to, and all risk of loss of or damage to any Product delivered shall pass as follows: when by or into any vessel, at the flange between the vessel’s permanent hose connection and the shore line; when into any truck, tank car or pipeline, as the Product enters the receiving equipment, or, if received by a common carrier, when accepted by the carrier for shipment; when into storage (other than from vessels), as the Product enters the tank; and when by book or stock transfer, on the effective date of the transfer. It is expressly understood that the passage of title and risk of loss as set forth above is not conditioned on delivery or receipt of Bills of Lading.
     4. Inspection and Measurement: API/ASTM Standards or the latest revisions thereof shall be complied with at all times. All volumes or quantities shall be adjusted per API/ASTM Standards. Metering systems shall conform to the API/ASTM Standards then in effect relative to meter calibration/accuracy.
          Marine Vessels: Unless otherwise agreed, inspection and measurement of Product delivered hereunder shall be made by an independent petroleum inspector, the cost of which shall be borne equally by VMSC and Seller. At the designated point of custody and title transfer, a mutually acceptable independent inspector shall hand gauge and record static shore tank measurements immediately before and immediately after delivery of the Product to determine the volume of Product delivered. If relevant shore tank gauge measurements are not possible, then properly certified meter measurement is acceptable. If neither static shore tank measurement or certified meters are available then determination of the volumes will be agreed to by the parties.
          Pipelines: Quantities delivered into or out of pipelines shall be measured by pipeline meters if available.
          Tank Truck/Cars: Quantities delivered into or out of tank trucks/cars shall be based on meters or shore tanks or scales located at or near the applicable Delivery Point.
          Seller shall permit Buyer to review and copy relevant meter proving records and witness proving tests as requested. Samples of Product transferred hereunder shall be retained for ninety (90) Days.
     5. Warranty: Seller warrants:
A.	That the Product conforms to the specifications set forth in the Main Document;

Exhibit A - 2

B.	That Seller has free and clear title to the Product manufactured and delivered under this Agreement; and

C.	That such Product shall be delivered free from lawful security interests, liens, taxes and encumbrances.
     EXCEPT FOR THOSE EXPRESSLY STATED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY OTHER REPRESENTATIONS, GUARANTEES OR WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTY OF MERCHANTABILITY AND THAT OF FITNESS FOR A PARTICULAR PURPOSE, AS APPLICABLE. NOTWITHSTANDING ANY COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE (OR LACK THEREOF) INCONSISTENT HEREWITH, SELLER HEREBY EXPRESSLY DISCLAIMS ANY AND ALL REPRESENTATIONS, GUARANTEES OR WARRANTIES, EXPRESS OR IMPLIED, OF MERCHANTABILITY OR FITNESS OF THE PRODUCT FOR A PARTICULAR PURPOSE. IN NO EVENT, REGARDLESS OF NEGLIGENCE, SHALL EITHER PARTY BE LIABLE FOR PUNITIVE DAMAGES.
     All warranties made under this Agreement shall survive acceptance of or payment for the Product by VMSC.
     6. Financial Responsibility: If either Party’s payments or deliveries to the other Party shall be in arrears, or the financial responsibility of either Party becomes impaired or unsatisfactory in the opinion of the other Party, advance cash payment or satisfactory security shall be given upon demand, and shipments may be withheld until such payment or security is received. If such payment or security is not received within two (2) Days from demand therefor, the Party demanding such payment or security may terminate this Agreement. In the event either Party becomes insolvent, makes an assignment or any general arrangement for the benefit of creditors or if there are instituted by or against either Party proceedings in bankruptcy or under any insolvency law or law for reorganization, receivership or dissolution, the other Party may withhold shipments or terminate this Agreement, to the extent provided by Applicable Law. The exercise by either Party of any right reserved under this paragraph 6 shall be without prejudice to any claim for damages or any other right under this Agreement or Applicable Law.
     7. Taxes: Any and all taxes, fees or other charges imposed or assessed by a Governmental Authority, the taxable incident of which is the transfer of title or the delivery of the Product hereunder, or the receipt of payment therefor, regardless of the character, method of calculation or measure of the levy or assessment, shall be paid by the Party upon whom the tax, fee or charge is imposed by Applicable Law. Notwithstanding anything contained herein to the contrary neither Party shall be responsible for the income, franchise, ad valorem or similar taxes of the other Party and each Party agrees to defend, indemnify and hold the other Party harmless from and against any such tax asserted by any Governmental Authority to be due and payable by the other Party.
     VMSC shall provide to Seller all proper exemption certificates, prior to delivery, establishing that it is licensed to engage in tax free transactions with respect to the Product under all federal or state laws which may apply to this Agreement and the Product delivered hereunder.

Exhibit A - 3

     VMSC shall (a) upon receipt of Seller’s invoice pay or reimburse Seller for any such taxes, fees or charges Seller is required by Applicable Law to pay or (b) provide Seller upon demand with a valid exemption certificate.
     8. Deliveries; Liftings: Deliveries shall be made within the delivery terminal’s usual business hours provided that reasonable advance written notice of each delivery has been given by VMSC. Nominations for pipeline delivery shall be given during normal business hours in accordance with the pipeline’s policies and time constraints. Seller’s failure to deliver Product and VMSC’s failure to lift Product, each in accordance with the terms and conditions of this Agreement for any reason other than those included in Section 6, Financial Responsibility, and Section 9, Force Majeure, shall constitute a default under this Agreement.
     9. Force Majeure: In the event either Party is rendered unable, wholly or in part, to perform its obligations under this Agreement (other than to make payments due hereunder) for reasons beyond its reasonable control, including, without limitation, those due to: acts of God, floods, fires, explosions, extreme heat or cold, earthquake or storm; transportation difficulties, strikes, lockouts or other similar industrial disturbances; wars, acts of terrorism or sabotage; accident or breakage of equipment, machinery, or transportation facilities; or failure of transporters to furnish transportation, failure of suppliers to furnish supplies; or any law, rules, order or action of any court or instrumentality of the federal or any state government; or for any other similar cause or causes beyond its reasonable control, it is agreed that on such Party’s giving notice in reasonable detail of such force majeure to the other Party, the obligations of the Party giving such notice shall be suspended from the date of receipt of such notice and for the continuance of any inability so caused, but for no longer period as may reasonably be required to, and such cause shall, so far as possible, be remedied with all reasonable dispatch; provided, however, that neither Party will be obligated to settle a strike or other labor disturbance in order to comply with such obligation. The term force majeure shall not apply to those events which merely make it more difficult or costly for Seller or VMSC to perform their obligations hereunder. VMSC and Seller further agree that at the conclusion of any force majeure event, neither VMSC nor Seller shall have any obligation to each other with respect to any quantities of Product not delivered as a consequence of such force majeure event. No condition of force majeure shall operate to extend the Term of this Agreement.
     10. Hazard Warning Responsibility: With the other documents required hereunder, Seller shall provide to VMSC a Material Safety Data Sheet for each Product delivered hereunder. VMSC acknowledges that there may be hazards associated with the loading, unloading, transporting, handling or use of the Product sold hereunder, which may require that warnings be communicated to or other precautionary action taken with all persons handling, coming into contact with, or in any way concerned with the Products sold hereunder.
     11. Drawback: Seller reserves the right to claim, receive and retain drawbacks on imported duty-paid feedstocks used in the manufacture of Products which it delivers hereunder. VMSC shall on request execute proofs of exportation, drawback claim forms and assignments in favor of Seller to enable Seller to establish its drawback rights under applicable regulations.
     12. Limitation of Liability: IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY INCIDENTAL, SPECIAL, PUNITIVE, EXEMPLARY OR

Exhibit A - 4

CONSEQUENTIAL DAMAGES, INCLUDING LOST PROFITS, ARISING UNDER THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
     13. INDEMNITY: SELLER AND VMSC MUTUALLY COVENANT TO AND SHALL PROTECT, DEFEND, INDEMNIFY AND HOLD EACH OTHER AND THEIR RESPECTIVE AFFILIATES, DIRECTORS, OFFICERS, AGENTS AND CONTRACTORS HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, SUITS, LOSSES (INCLUDING WITHOUT LIMITATION, COSTS OF DEFENSE, ATTORNEYS’ FEES, PENALTIES AND INTEREST), DAMAGES, CAUSES OF ACTION AND LIABILITY OF EVERY TYPE AND CHARACTER WITHOUT REGARD TO AMOUNT (TOGETHER, “LOSSES”) CAUSED BY, ARISING OUT OF OR RESULTING FROM THE ACTS OR OMISSIONS OF NEGLIGENCE OR WRONGDOING OF SUCH INDEMNIFYING PARTY, ITS OFFICERS, EMPLOYEES, CONTRACTORS OR AGENTS WITH RESPECT TO THE PURCHASE AND SALE OF PRODUCTS HEREUNDER, EXCEPT TO THE EXTENT SUCH LOSSES ARE CAUSED BY, ARISE OUT OF OR RESULT FROM THE ACTS OR OMISSIONS OF NEGLIGENCE OR WRONGDOING OF THE INDEMNIFIED PARTY.
     14. Waiver: The delay or failure of any Party to enforce any of its rights under this Agreement arising from any default or breach by the other Party shall not constitute a waiver of any such default, breach, or any of the Party’s rights relating thereto. No custom or practice which may arise between the Parties in the course of operating under this Agreement will be construed to waive any Parties’ rights to either ensure the other Party’s strict performance with the terms and conditions of this Agreement, or to exercise any rights granted to it as a result of any breach or default under this Agreement. Neither Party shall be deemed to have waived any right conferred by this Agreement or under any Applicable Law unless such waiver is set forth in a written document signed by the Party to be bound, and delivered to the other Party. No express waiver by either Party of any breach or default by the other Party shall be construed as a waiver of any future breaches or defaults by such other Party.
     15. Assignment: This Agreement shall not be assigned by any party hereto (including by operation of law or otherwise) except with the prior written consent of the other parties hereto; provided, however, that (a) Seller may assign any of its rights and obligations to any Affiliate of Seller but no such assignment shall relieve Seller of its obligations hereunder and (b) Seller may assign its rights, title and interest hereunder to lenders and other creditors, or agents or trustees acting on behalf of any of the foregoing (collectively, a “Collateral Assignee”), as security for the performance of obligations of Seller to such financing sources, on the condition and with the understanding that, (i) to the extent of any such assignment, the Collateral Assignee shall be entitled, only upon written notice to VMSC of Collateral Assignee’s exercise of any such security (a “Foreclosure Notice”), to exercise any and all rights of Seller hereunder, (ii) VMSC and its Affiliates shall be entitled to rely unconditionally upon a Foreclosure Notice in making any payments or performance hereunder to or for the benefit of the Collateral Assignee (or its designee(s) identified in the Foreclosure Notice), without thereby incurring any liability to Seller or any of Seller’s Affiliates, (iii) neither VMSC nor any of its Affiliates shall be obligated to grant any extensions of time for performance, waive any of their rights or remedies hereunder, or assume any additional obligations or liabilities under this Agreement as a result of any collateral assignment of this Agreement to a Collateral Assignee or a Collateral Assignee’s

Exhibit A - 5

exercise of its security so granted to it by Seller, and (iv) neither a collateral assignment of this Agreement by Seller to a Collateral Assignee nor any exercise by a Collateral Assignee of any security so granted to it by Seller shall release Seller from any of its obligations hereunder.
     16. [Intentionally Not Used]
     17. Section and Paragraph Headings: The section headings used in the Main Document and the paragraph headings used in these General Conditions are for convenience only and shall not limit or change the subject matter of this Agreement.
     18. Audit: Each Party and its duly authorized representatives shall have access during customary business hours to the accounting records and other documents maintained by the other Party which relate to this Agreement and shall have the right to audit such records at any reasonable time or times within two (2) year after the delivery/receipt of Product provided for in this Agreement. However, a Party can only conduct one audit per year, and the same year cannot be re-audited.
     19. Compliance with Laws: During the performance of this Agreement, each Party agrees to comply with all Applicable Laws.
     20. Commissions and Gifts: No director, officer, employee or agent of either Party shall give or receive any commission, fee, rebate, gift or entertainment of significant value or cost in connection with this Agreement. Further, neither Party shall make any commission, fee, rebate, gift or entertainment of significant value or cost to any governmental official or employee in connection with this Agreement.
     21. Choice of Law; Dispute Resolution: This Agreement shall be construed, interpreted and the rights of the parties determined in accordance with the laws of the State of Texas, exclusive of its conflict of laws principles. All controversies or disputes arising out of and related to this Agreement shall be resolved in accordance with the dispute resolution procedures set forth in Exhibit C of the SPA.
     22. Jurisdiction; Consent to Service of Process; Waiver: Each of the Parties hereto agrees, subject to paragraph 21, that it shall bring any action or proceeding in respect of any claim arising out of or related to this Agreement, whether in tort or contract or at law or in equity, exclusively in any Federal or state court in the State of Texas and solely in connection with such claims, if any, (i) irrevocably submits to the exclusive jurisdiction of such courts, (ii) waives any objection to laying venue in any such action or proceeding in such courts, (iii) waives any objection that such courts are an inconvenient forum or do not have jurisdiction over it and (iv) agrees that service of process upon it may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to it at its address specified in Section 7.2 of the Agreement. The foregoing consents to jurisdiction and service of process shall not constitute general consents to service of process in the State of Texas for any purpose except as provided herein and shall not be deemed to confer rights on any Person (as such term is defined in the SPA) other than the Parties hereto. Each of the Parties hereto knowingly and intentionally, irrevocably and unconditionally waives trial by jury in any legal action or proceeding relating to this Agreement and for any counterclaim therein.

Exhibit A - 6

     23. Availability of Equitable Relief: Each of the Parties hereto recognizes that irreparable injury will result from a breach of paragraph 24 of these General Conditions and that money damages will be inadequate to fully remedy the injury. In order to prevent such irreparable injury, the arbitrators selected pursuant to paragraph 21 shall have the power to grant temporary or permanent injunctive or other equitable relief. Notwithstanding paragraph 21, prior to the appointment of the arbitrators, a party hereto may, subject to paragraph 22, seek temporary injunctive relief from any court of competent jurisdiction; provided that the party seeking such relief shall (if arbitration has not already been commenced) simultaneously commence arbitration in compliance with the dispute resolution procedures. Such court ordered relief shall not continue more than 10 days after the appointment of the arbitrators (or in any event for longer than 60 days).
     24. Confidentiality: The terms of this Agreement and any financial, technical or other proprietary information furnished or disclosed to a Party hereunder shall not be disclosed or made available to any other person or entity without the prior written consent of the other Party other than as contemplated hereunder; provided that nothing herein shall limit the disclosure of any such information (i) to the extent required by statute, rule, regulation (including any rule or regulation of, or agreement with, any self regulatory organization) or judicial, administrative or regulatory process, (ii) to counsel for VMSC and Seller, (iii) to auditors or accountants, (iv) in connection with any litigation to which VMSC or Seller is a party, (v) to an Affiliate of VMSC or Seller, (vi) by Seller to a potential purchaser of the Refinery, excluding information related to pricing and product specifications, (vii) to the extent necessary or desirable under the SPA or the Other Agreements (as defined in the SPA), and (viii) to the extent necessary or desirable to perform its obligations under this Agreement or the transactions contemplated hereby; provided, further, that unless specifically prohibited by applicable law or court order, each of VMSC and Seller shall, prior to disclosure thereof, notify the other Party of any request for disclosure of any such non-public information (A) by any Governmental Authority or representative thereof or (B) pursuant to legal process. Notwithstanding the above restrictions, neither Party shall have any obligation in respect of any disclosure of confidential information which is, or becomes, generally known to the public without breach of the terms of this Agreement, or if any disclosure of confidential information is required by court order or by order of any governmental or administrative tribunal having jurisdiction over the Parties. The confidentiality obligations in this section shall survive termination of this Agreement for an additional 2 calendar years.
     25. Rights and Remedies Cumulative: The rights and remedies of the Parties under this Agreement shall be cumulative and non-exclusive of any other rights or remedies which each such Party may have at law or in equity.

Exhibit A - 7

EXHIBIT B

Exhibit B - 1